UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

WSFS FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WSFS FINANCIAL CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on May 16, 2023 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, 2022 Annual Report and ESG Report are available at http://www.viewproxy.com/wsfs/2023. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 8, 2023 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/wsfs/2023. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit Virtual Control Number located in the box below. To the Stockholders of WSFS FINANCIAL CORPORATION The 2023 Annual Meeting of Stockholders of WSFS FINANCIAL CORPORATION will be held virtually on May 16, 2023 at 4:00 PM EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://viewproxy.com/wsfs/2023/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on May 13, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled Meeting and Other Information. Voting Items 1. The election of three directors for a three-year term ending at the 2026 Annual Meeting of Stockholders: 01 Eleuthère I. du Pont 02 Nancy J. Foster 03 David G. Turner 2. An advisory (non-binding) Say-on-Pay Vote relating to the compensation of WSFS Financial Corporation’s named executive officers (“NEOs”). 3. An advisory (non-binding) vote recommending the frequency of the Say-on-Pay Vote to approve the compensation of the NEOs, every 1 year, 2 years, or 3 years. 4. An amendment of the 2018 Long-Term Incentive Plan to increase the number of shares of Common Stock available for issuance under the 2018 Plan. 5. The ratification of the appointment of KPMG LLP as WSFS Financial Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 4, and 5, AND “ONE YEAR” FOR PROPOSAL 3. VIRTUAL CONTROL NO. INTERNET TELEPHONE E-MAIL SCAN TO VIEW MATERIALS & VOTE

WSFS FINANCIAL CORPORATION 500 Delaware Avenue Wilmington, DE 19801 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: http://www.viewproxy.com/wsfs/2023 Proxy Statement, 2022 Annual Report, and the ESG Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/wsfs/2023 or By email at: requests@viewproxy.com Please include the company name and your Virtual Control Number in the e-mail subject line.